T. ROWE PRICE
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U.S. Treasury Funds, Inc.
U.S. Treasury Long-Term Fund

Supplement to prospectus dated October 1, 1996.
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The Following sentences will be added at the end of the footnote in
Table 1 under Transaction and Fund Expenses on page 2 of the prospectus.

Effective June 1, 1997, T. Rowe Price agreed to extend the existing expense limitation of 0.80% for a period of two years from June 1, 1997, through May 31, 1999. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the Fund whenever the Fund's expense ratio is below 0.80%; however, no reimbursement will be made after May 31, 2001, or if it would result in the expense ratio exceeding 0.80%.

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The date of this supplement is June 1, 1997.
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C07-041 6/1/97